                                                                 EXHIBIT 10-3(C)


                              AMENDMENT NUMBER FOUR
                                     TO THE
                           FREMONT GENERAL CORPORATION
               AND AFFILIATED COMPANIES INVESTMENT INCENTIVE PLAN


        Effective as of January 1, 1997, Section 2.10 COMPENSATION, of the Fremont General Corporation and Affiliated Companies Investment Incentive Plan is amended by adding the following subparagraph (f) at the end thereof:


        "(f) Notwithstanding anything in this Section to the contrary, for the Plan Year ending December 31, 1997, Compensation for former employees of Industrial Indemnity Holdings, Inc. or its subsidiaries (collectively "II") who became Employees of Fremont General Corporation or one of its Affiliated Companies (collectively, the "Employer") following acquisition of II by the Employer on August 2, 1997 (the "Acquisition Date") shall be recognized as of the Acquisition Date. Nothing in this amendment shall result in the reduction of the accrued benefit of any Participant."





Dated: December 30, 1997
       -----------------

                                            FREMONT GENERAL CORPORATION

                                            By: /s/ RAYMOND G. MEYERS
                                                --------------------------------
                                                RAYMOND G. MEYERS